Exhibit 10.1

                     [Wells Fargo Foothill, Inc. letterhead]




                                 March 16, 2006



ADVANCED MARKETING SERVICES, INC.
5880 Oberlin Drive
San Diego, California 92121
Attn:  Curt Smith, Chief Financial Officer

     Re:     Waiver of Defaults and Amendment of Loan and Security Agreement.
             ---------------------------------------------------------------

Dear Curt:

     Reference is hereby made to that certain Loan and Security Agreement, dated as of April 27, 2004 (as amended and modified, from time to time, the "Agreement"; initially capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement), by and among, on the one hand, Advanced Marketing Services, Inc., Publishers Group, Incorporated, and Publishers Group West, Incorporated (collectively, jointly and severally, the "Borrowers"), and, on the other hand, the lenders identified on the signatures pages to the Agreement ("Lenders"), and Wells Fargo Foothill, Inc. ("Agent"), as the arranger and administrative agent for the Lenders.

     Pursuant to Section 6.3(d) of the Agreement (as previously modified by mutual agreement), Borrowers were required to deliver to Agent, with copies to each Lender, on or before February 28, 2006, certain consolidated financial statements of Parent and its Subsidiaries, audited by independent certified public accountants, for the fiscal year ending March 31, 2004. Borrowers have failed to provide the aforementioned financial statements within the prescribed time period and such failure constitutes an Event of Default under the Agreement (the "Reporting Default").

     In addition to the forgoing, Borrowers have failed to satisfy the EBITDA related financial covenant set forth in Section 7.18(a)(i) of the Agreement for the period ended December 31, 2005. The EBITDA covenant for the nine months ended December 31, 2005 required the Borrowers to generate $2,500,000 of EBITDA and the Borrowers reported $1,943,000. The failure to satisfy such covenant for the applicable period constitutes an Event of Default under the Agreement (the "EBITDA Default" and collectively with the Reporting Default, the "Defaults").

     1.      Limited Waiver.
             --------------

     Borrowers have requested that Agent and Lenders waive the Defaults for the prescribed periods. Agent and Lenders hereby agree to waive the Reporting Default as of February 28, 2006 and the EBITDA Default as of December 31, 2005 subject to the delivery by Borrowers to Agent (with a copy to each Lender) of the consolidated financial statements of Parent and its Subsidiaries, audited by independent certified public accountants, for the fiscal year ending March 31, 2004, on or before April 30, 2006. Borrowers acknowledge and agree that their failure to satisfy the aforementioned requirement prior to the prescribed deadline shall constitute an Event of Default under the Agreement.

     2.      Amendments.
             ----------

     (a) The table in Section 6.2 of the Agreement is hereby amended and restated in its entirety as follows:

     ================ ==========================================================
     Daily            (a)    a sales journal, collection journal, and credit
                      register since the last such schedule, a report regarding credit memoranda that have been issued since the last such report.
     ---------------- ----------------------------------------------------------
     Weekly (b) Inventory reports specifying the cost of Borrowers' and their Subsidiaries Inventory, by category,

                      (c) a detailed calculation of the Borrowing Base (including detail regarding those Accounts of Borrowers that are not Eligible Accounts),

                      (d) a detailed aging, by total, of the Accounts of Borrowers, and

                      (e)    a consolidated 13 week cash flow projection for
                      Parent and its Subsidiaries, in form and substance
                      (including as to scope and underlying assumptions)
                      acceptable to Agent, in its sole discretion.
     ---------------- ----------------------------------------------------------
     Monthly (not     (f)    a detailed aging, by total, of the Accounts of
     later than the   Borrowers and a reconciliation to the general ledger,
     10th day of
     each month)      (g)    a summary aging, by vendor, of Borrowers' and their
                      Subsidiaries' accounts payable, accrued expenses, held check listing and any book overdraft, together with a reconciliation to the general ledger, and

                      (h)    a detailed report regarding Borrowers' and their
                      Subsidiaries' cash and Cash Equivalents including an
                      indication of which amounts constitute Qualified Cash.
     ---------------- ----------------------------------------------------------
     Quarterly        (i)    a detailed list of each  Borrower's and each of its
                      Subsidiaries' customers,

                      (j) a report regarding each Borrower's and each of its Subsidiaries' accrued, but unpaid, ad valorem taxes, and

                      (k)    a complete inventory of Parent's and its
                      Subsidiaries' registered Copyrights (as such term is
                      defined in Section 7.21) as well as all other Copyrights
                      that are the subject of pending applications for
                      registration which were acquired, generated, or filed by
                      Parent or any of its Subsidiaries during the prior period.
     ---------------- ----------------------------------------------------------
     Upon request     (l)    copies of invoices in connection with Borrowers'
     by Agent         and their Subsidiaries' Accounts, credit memos, remittance advices, deposit slips, shipping and delivery documents in connection with Borrowers' and their Subsidiaries'
                      Accounts and, for Inventory and Equipment acquired by Borrowers or their Subsidiaries, purchase orders and invoices,

                      (m) such other reports as to the Collateral or the financial condition of Borrowers and their Subsidiaries, as Agent may request, and

                      (n) notice of all claims, offsets, or disputes asserted by Account Debtors with respect to Borrowers' and their Subsidiaries' Accounts.
     ================ ==========================================================

     (b) Section 6.3(c) of the Agreement is hereby amended and restated in its entirety as follows:

             "(c) as soon as available, but in any event within 30 days following the start of each of Parent's fiscal years, copies of Borrowers' Projections, in substantially the form previously approved for the Closing Date Business Plan and in substance (including as to scope and underlying assumptions) reasonably satisfactory to Agent, in its Permitted Discretion, for the forthcoming 3 years, year by year, and for the forthcoming fiscal year, month by month, certified by the chief financial officer of Parent as being such officer's good faith estimate of the financial performance of Parent and its Subsidiaries during the period covered thereby,"

     (c) A new Section 7.21 shall be added to the Agreement and shall read as follows:

             "7.21 Copyrights. In no event shall Parent, nor shall Parent permit any of its Subsidiaries to, either itself or through any agent, employee, licensee, or designee, file an application for the registration of any Copyright with the United States Copyright Office or any similar office or agency without providing Agent not less than 15 days prior written notice of such Person's intent to file such application. As used herein, "Copyright" shall mean copyrights and copyright registrations, including, without limitation, the copyright registrations and recordings thereof and all applications in connection therewith listed on Schedule C-2 attached hereto and made a part hereof, and (i) all restorations, reversions, reissues, continuations, extensions and renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) the goodwill of each Person's business symbolized by the foregoing and connected therewith, and (v) all of each Person's rights corresponding thereto throughout the world."

     (d) The new Schedule C-2 attached hereto is hereby added to the Agreement and incorporated by this reference.

     3.      Miscellaneous.
             -------------

     Without limiting the other terms and provisions contained herein, the effectiveness of the amendments, waivers, consents, and modifications set forth herein shall be subject to the receipt by Agent, for the ratable benefit of the Lenders, of an amendment fee in the amount of $135,000, such fee to be charged to Borrowers' Loan Account pursuant to the terms of the Agreement.

     The waivers, amendments, and extensions herein are limited to the specifics hereof, shall not apply with respect to any Default or Event of Default, or any other facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Agreement, and, except as expressly set forth herein, shall not operate as a waiver or an amendment of any right, power, or remedy of Agent, nor as a consent to or waiver of any further or other matter, under the Loan Documents.

     This letter shall constitute a Loan Document and shall be subject to the provisions regarding governing law, waiver of jury trial, jurisdiction and venue applicable to the Agreement.

     This waiver letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of this letter by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this letter. Any party delivering an executed counterpart of this letter by telefacsimile shall also deliver an original executed counterpart of this letter, but the failure to do so shall not affect the validity, enforceability or binding effect of this letter. This letter shall be governed by the laws of the state of California applicable to contracts made and to be performed in the state of California.

     Please sign and return to the undersigned a copy of this letter confirming your receipt of this letter and your agreement to be bound by the terms and provisions outlined herein.

                                           Very truly yours,

                                           WELLS FARGO FOOTHILL, INC.,
                                           as Agent and a Lender


                                           By:   /s/ Daniel Whitwer
                                              ----------------------------------
                                                 Daniel Whitwer, Vice President

ACKNOWLEDGED AND ACCEPTED:

ADVANCED MARKETING SERVICES, INC.


By:      /s/ Curtis R. Smith
   ------------------------------------
Name     Curtis R. Smith
    -----------------------------------
Title:   EVP & CFO
      ---------------------------------


PUBLISHERS GROUP, INCORPORATED


By:      /s/ Curtis R. Smith
   ------------------------------------
Name     Curtis R. Smith
    -----------------------------------
Title:   VP & CFO
      ---------------------------------


PUBLISHERS GROUP WEST, INCORPORATED


By:      /s/ Richard C. Freese
   ------------------------------------
Name     Richard C. Freese
    -----------------------------------
Title:   President
      ---------------------------------

LASALLE BUSINESS CREDIT, LLC


By:
   ------------------------------------
Name
    -----------------------------------
Title:
      ---------------------------------


MARATHON STRUCTURED FINANCE FUND L.P.


By:      /s/ Gary L. Lembo
   ------------------------------------
Name     Gary L. Lembo
    -----------------------------------
Title:   Director
      ---------------------------------


CAPITALSOURCE FINANCE LLC


By:      /s/ Stephen M. Klein
   ------------------------------------
Name     Stephen M. Klein
    -----------------------------------
Title:   Managing Director
      ---------------------------------